UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Salomon Brothers Asset Management Inc. 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset
High Income Fund Inc.

ANNUAL REPORT

DECEMBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
High Income Fund Inc.

Annual Report • December 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	25

	Statement of Operations	26

	Statements of Changes in Net Assets	27

	Financial Highlights	28

	Notes to Financial Statements	29

	Report of Independent Registered Public Accounting Firm	36
Fund Objectives
The Fund seeks to maintain a high level of	Additional Information	37
current income by investing at least 80%
of its net assets, plus any borrowings for	Annual Chief Executive Officer and Chief Financial Officer	40
investment purposes, in high-yield debt	Certification
securities issued by U.S. and foreign
corporations and foreign governments. As	Dividend Reinvestment Plan	41
a secondary objective, the Fund seeks
capital appreciation.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)[i] increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a

Western Asset High Income Fund Inc.       I

whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 4.33%.

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, they were not enough to drag down the overall high yield market. During the 12-month period ended December 31, 2006, the Citigroup High Yield Market Index[v] returned 11.85%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 9.88%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the investment manager of the Fund and Western Asset Management Company (“Western Asset”) became subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

Prior to October 9, 2006, the Fund was known as Salomon Brothers High Income Fund Inc.

II       Western Asset High Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer January 31, 2007

Western Asset High Income Fund Inc.      III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

JPMorgan Emerging Markets Bond Index Global (“EMBI Global”), tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV      Western Asset High Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year.

Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts.

High yield bonds performed very well during the fiscal year. Continued strong corporate profits, low default rates and solid demand helped the asset class outperform the overall bond market during 12-month period ended December 31, 2006. Over that period, the Citigroup High Yield Market Indexiv gained 11.85% and the Lehman Brothers U.S. Aggregate Indexv rose 4.33%.

Performance Review

For the 12 months ended December 31, 2006, Western Asset High Income Fund Inc. returned 10.57%, based on its net asset value (“NAV”)vi and 17.97% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmarks, the Citigroup High Yield Market Index and the JPMorgan Emerging Markets Bond Index Plus,vii returned 11.85% and 10.49% respectively, and its Lipper High Current Yields Closed-End Funds Category Averageviii increased 12.02% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the 12-month period, the Fund made distributions to shareholders totaling $0.688 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2006. Past performance is no guarantee of future results.

Western Asset High Income Fund Inc. 2006 Annual Report	1

Performance Snapshot as of December 31, 2006 (unaudited)

Price Per Share	12-Month Total Return
$10.88 (NAV)	10.57%
$9.86 (Market Price)	17.97%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q.  What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, an overweight in high yield securities and an underweight in emerging market debt enhanced results. Over this period, high yield outperformed emerging market bonds. In terms of individual securities, the Fund’s allocation to Ford Motor Company, General Motors Corp. and General Motors Acceptance Corp. (GMAC) were beneficial to results as their bonds generated strong returns. During the year, General Motors sold a 51% controlling interest in GMAC to a consortium of investors. Upon the completion of the sale, GMAC bonds were upgraded. Elsewhere, several emerging market holdings were positive to performance, including Brazilian mining company CVRD and Russian gas company OAO Gazprom.

What were the leading detractors from performance?

A. During the period, an overweight to Russia detracted from results as it underperformed many other emerging market countries. Our yield curve positioning was also a negative to performance. We had anticipated a steepening of the yield curve when it, in fact, flattened over the reporting period. In addition, the Fund’s short durationix position detracted from results during the summer as interest rates declined given the cooling housing market and weakening economy.

Q.  Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the portfolio during the reporting period.

2	Western Asset High Income Fund Inc. 2006 Annual Report

Looking for Additional Information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in the Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2007

Western Asset High Income Fund Inc. 2006 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i         The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii        The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii        The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv        The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

v        The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi        NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii       The JPMorgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

viii      Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

ix        Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4	Western Asset High Income Fund Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments (Excludes Securities Purchased from Securities Lending Collateral)

Western Asset High Income Fund Inc. 2006 Annual Report	5

Schedule of Investments (December 31, 2006)

WESTERN ASSET HIGH INCOME FUND INC.

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 83.7%
Aerospace & Defense — 1.3%
$90,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$90,225
	DRS Technologies Inc., Senior Subordinated Notes:
85,000	6.625% due 2/1/16	86,062
150,000	7.625% due 2/1/18	155,250
6,632	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (c)(f)	0
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	260,000
115,000	TransDigm Inc., 7.750% due 7/15/14	119,025
	Total Aerospace & Defense	710,562
Airlines — 0.9%
	Continental Airlines Inc.:
20,000	Notes, 8.750% due 12/1/11	20,250
	Pass-Through Certificates:
17,453	Series 1998-1, Class C, 6.541% due 9/15/08	17,486
74,241	Series 2000-2, Class C, 8.312% due 4/2/11	74,659
	Delta Air Lines Inc., Pass-Through Certificates, Series 01-1:
58,923	6.619% due 3/18/11 (a)	59,254
258,000	7.111% due 9/18/11 (a)	262,031
90,000	7.711% due 9/18/11 (a)	89,719
	Total Airlines	523,399
Auto Components — 1.0%
140,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	139,300
	TRW Automotive Inc.:
25,000	Senior Notes, 9.375% due 2/15/13	26,938
50,000	Senior Subordinated Notes, 11.000% due 2/15/13	55,062
	Visteon Corp., Senior Notes:
225,000	8.250% due 8/1/10	220,500
165,000	7.000% due 3/10/14	145,200
	Total Auto Components	587,000
Automobiles — 2.3%
	Ford Motor Co.:
	Debentures:
100,000	8.875% due 1/15/22	87,500
50,000	8.900% due 1/15/32	45,125
695,000	Notes, 7.450% due 7/16/31	549,050
	General Motors Corp.:
120,000	Notes, 7.200% due 1/15/11	116,700

See Notes to Financial Statements.

6	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Automobiles — 2.3% (continued)
	Senior Debentures:
$75,000	8.250% due 7/15/23	$70,125
460,000	8.375% due 7/15/33	427,800
	Total Automobiles	1,296,300
Building Products — 1.5%
	Associated Materials Inc.:
45,000	Senior Discount Notes, step bond to yield 16.173% due 3/1/14	30,600
240,000	Senior Subordinated Notes, 9.750% due 4/15/12	248,400
110,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	117,425
135,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	132,975
455,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.357% due 3/1/14	320,775
	Total Building Products	850,175
Capital Markets — 0.6%
150,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	166,500
160,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13	167,200
	Total Capital Markets	333,700
Chemicals — 2.9%
35,000	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	33,863
175,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	187,250
250,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	245,000
75,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/13/14 (b)	75,937
	Lyondell Chemical Co.: Senior Notes:
70,000	8.000% due 9/15/14	72,975
55,000	8.250% due 9/15/16	58,025
	Senior Secured Notes:
90,000	11.125% due 7/15/12	97,200
10,000	10.500% due 6/1/13	11,050
150,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	163,875
200,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	207,500
365,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	348,575
66,000	Rhodia SA, Senior Notes, 10.250% due 6/1/10	75,570
70,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	68,075
	Total Chemicals	1,644,895

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	7

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Commercial Banks — 0.2%
$20,000	Banco Mercantil del Norte SA, Bonds, 6.135% due 10/13/16 (b)(d)	$20,107
70,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (b)	73,937
	Total Commercial Banks	94,044
Commercial Services & Supplies — 2.5%
40,000	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (b)	40,300
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	103,000
425,000	Allied Waste North America Inc., Senior Notes, Series B, 7.375% due 4/15/14	425,000
150,000	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	166,257
215,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	228,975
140,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14 (b)	145,250
270,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	297,000
	Total Commercial Services & Supplies	1,405,782
Communications Equipment — 0.5%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	264,338
Consumer Finance — 3.7%
	Ford Motor Credit Co.:
100,000	Notes, 7.875% due 6/15/10	100,906
	Senior Notes:
257,000	10.610% due 6/15/11 (b)(d)	274,618
85,000	9.875% due 8/10/11	90,994
60,000	8.110% due 1/13/12 (d)	59,528
120,000	8.000% due 12/15/16	118,778
	General Motors Acceptance Corp., Notes:
420,000	6.875% due 8/28/12	431,767
875,000	8.000% due 11/1/31	1,007,476
	Total Consumer Finance	2,084,067
Containers & Packaging — 1.9%
110,000	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (b)	112,200
235,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	238,525
	Graphic Packaging International Corp.:
55,000	Senior Notes, 8.500% due 8/15/11	57,200
170,000	Senior Subordinated Notes, 9.500% due 8/15/13	180,200
150,000	Owens-Brockway Glass Container Inc., Senior Notes, 6.750% due 12/1/14	146,250
50,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	50,437
85,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	88,825
100,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (a)	750
210,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	206,850
	Total Containers & Packaging	1,081,237

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Diversified Consumer Services — 1.4%
$115,000	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	$119,600
	Hertz Corp.:
150,000	Senior Notes, 8.875% due 1/1/14 (b)	157,875
370,000	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	408,850
	Service Corp. International:
30,000	Debentures, 7.875% due 2/1/13	31,725
55,000	Senior Notes, 7.625% due 10/1/18	58,575
	Total Diversified Consumer Services	776,625
Diversified Financial Services — 2.7%
200,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	206,500
110,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	108,075
	CitiSteel USA Inc., Senior Secured Notes:
75,000	12.949% due 9/1/10 (d)	78,000
45,000	15.000% due 10/1/10 (b)(e)	51,075
100,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (b)	106,250
100,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.750% due 11/15/14 (b)	101,875
145,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	147,900
40,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	38,200
100,000	TNK-BP Finance SA, 7.500% due 7/18/16 (b)	106,625
80,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	84,700
95,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	104,025
185,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.056% due 10/1/15	143,375
235,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	239,112
	Total Diversified Financial Services	1,515,712
Diversified Telecommunication Services — 6.2%
	Cincinnati Bell Inc.:
190,000	Senior Notes, 7.000% due 2/15/15	191,187
35,000	Senior Subordinated Notes, 8.375% due 1/15/14	36,138
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	22,625
	Citizens Communications Co., Senior Notes:
55,000	7.875% due 1/15/27 (b)	55,825
145,000	9.000% due 8/15/31	158,050
	Hawaiian Telcom Communications Inc.:
10,000	Senior Notes, Series B, 10.889% due 5/1/13 (d)	10,050
295,000	Senior Subordinated Notes, Series B, 12.500% due 5/1/15	310,487

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	9

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 6.2% (continued)
$125,000	Inmarsat Finance PLC, 7.625% due 6/30/12	$129,688
	Intelsat Bermuda Ltd., Senior Notes:
160,000	9.250% due 6/15/16 (b)	172,800
335,000	11.250% due 6/15/16 (b)	369,337
90,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	84,375
90,000	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	95,850
	Level 3 Financing Inc., Senior Notes:
60,000	11.800% due 3/15/11 (d)	63,750
100,000	9.250% due 11/1/14 (b)	102,500
110,000	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	118,250
175,000	NTL Cable PLC, Senior Notes, 9.125% due 8/15/16	185,719
65,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	68,981
	Qwest Communications International Inc., Senior Notes:
20,000	7.500% due 2/15/14	20,700
55,000	Series B, 7.500% due 2/15/14	56,925
	Qwest Corp.:
295,000	Debentures, 6.875% due 9/15/33	283,200
	Notes:
375,000	8.875% due 3/15/12	419,531
50,000	7.500% due 10/1/14	53,250
220,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	225,148
275,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (b)	243,375
	Total Diversified Telecommunication Services	3,477,741
Electric Utilities — 0.5%
	Enersis SA, Notes:
47,000	7.375% due 1/15/14	50,666
20,000	7.400% due 12/1/16	22,023
62,625	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	69,083
120,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	136,800
	Total Electric Utilities	278,572
Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
35,000	Senior Notes, 9.500% due 10/15/15 (b)	36,050
115,000	Senior Secured Bond, 7.875% due 10/15/14 (b)	119,456
	Total Electronic Equipment & Instruments	155,506
Energy Equipment & Services — 0.8%
145,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	149,350
176,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	178,200
60,000	Geokinetics Inc., Secured Notes, 11.860% due 12/15/12 (b)(d)	60,600

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Energy Equipment & Services — 0.8% (continued)
$20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	$20,500
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	57,062
	Total Energy Equipment & Services	465,712
Food Products — 0.4%
	Dole Food Co. Inc., Senior Notes:
175,000	7.250% due 6/15/10	167,563
50,000	8.875% due 3/15/11	49,500
	Total Food Products	217,063
Gas Utilities — 0.5%
260,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	256,100
Health Care Providers & Services — 4.3%
200,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	217,500
285,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	292,125
	HCA Inc.:
	Debentures:
125,000	7.500% due 12/15/23	102,340
130,000	7.500% due 11/15/95	98,425
	Notes:
275,000	6.375% due 1/15/15	233,750
5,000	7.690% due 6/15/25	4,164
	Senior Notes:
5,000	6.300% due 10/1/12	4,588
55,000	6.500% due 2/15/16	46,612
	Senior Secured Notes:
145,000	9.250% due 11/15/16 (b)	155,694
135,000	9.625% due 11/15/16 (b)	145,462
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	203,500
	Tenet Healthcare Corp., Senior Notes:
200,000	7.375% due 2/1/13	184,750
370,000	9.875% due 7/1/14	378,325
60,000	6.875% due 11/15/31	48,450
275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	278,094
	Total Health Care Providers & Services	2,393,779
Hotels, Restaurants & Leisure — 6.5%
125,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	125,312

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	11

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Hotels, Restaurants & Leisure — 6.5% (continued)
	Caesars Entertainment Inc., Senior Subordinated Notes:
$300,000	8.875% due 9/15/08	$313,500
125,000	8.125% due 5/15/11	131,406
200,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	205,500
225,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	238,500
70,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	76,300
175,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	168,000
175,000	Hilton Hotels Corp., Notes, 7.625% due 12/1/12	186,375
190,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	206,150
	Isle of Capri Casinos Inc., Senior Subordinated Notes:
15,000	9.000% due 3/15/12	15,750
50,000	7.000% due 3/1/14	50,000
200,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	194,750
	MGM MIRAGE Inc.:
230,000	7.625% due 1/15/17	231,725
	Senior Notes:
75,000	6.750% due 9/1/12	74,250
30,000	6.625% due 7/15/15	28,725
50,000	Senior Subordinated Notes, 9.750% due 6/1/07	50,875
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
125,000	7.125% due 8/15/14	127,344
100,000	6.875% due 2/15/15	100,750
225,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	221,625
225,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	228,375
210,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (b)	231,000
20,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	21,300
150,000	Sbarro Inc., Senior Notes, 11.000% due 9/15/09	153,000
	Station Casinos Inc.:
40,000	Senior Notes, 7.750% due 8/15/16	40,500
	Senior Subordinated Notes:
175,000	6.500% due 2/1/14	156,406
5,000	6.875% due 3/1/16	4,513
30,000	6.625% due 3/15/18	25,875
20,000	Wimar Opco LLC, Senior Subordinated Notes, 9.625% due 12/15/14 (b)	19,900
	Total Hotels, Restaurants & Leisure	3,627,706
Household Durables — 2.2%
20,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	20,650
	Beazer Homes USA Inc., Senior Notes:
15,000	6.875% due 7/15/15	14,775
100,000	8.125% due 6/15/16	106,500

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Household Durables — 2.2% (continued)
$1,000,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(c)(f)	$0
	Interface Inc.:
125,000	Senior Notes, 10.375% due 2/1/10	138,750
75,000	Senior Subordinated Notes, 9.500% due 2/1/14	79,125
	K Hovnanian Enterprises Inc., Senior Notes:
150,000	7.500% due 5/15/16	151,500
205,000	8.625% due 1/15/17	219,350
240,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	249,600
50,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 7.104% due 9/1/12	42,500
200,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	210,000
	Total Household Durables	1,232,750
Household Products — 0.5%
	Nutro Products Inc.:
25,000	Senior Notes, 9.400% due 10/15/13 (b)(d)	26,000
70,000	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	76,825
	Spectrum Brands Inc., Senior Subordinated Notes:
70,000	8.500% due 10/1/13	65,800
32,000	7.375% due 2/1/15	27,840
105,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	108,675
	Total Household Products	305,140
Independent Power Producers & Energy Traders — 4.1%
50,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	50,030
	AES Corp.:
	Senior Notes:
125,000	8.750% due 6/15/08	130,156
50,000	9.500% due 6/1/09	53,750
100,000	9.375% due 9/15/10	109,125
30,000	8.875% due 2/15/11	32,325
135,000	7.750% due 3/1/14	143,100
40,000	Senior Secured Notes, 9.000% due 5/15/15 (b)	43,200
125,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (a)(d)	135,000
400,000	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	390,000
	Edison Mission Energy, Senior Notes:
175,000	7.730% due 6/15/09	182,000
25,000	7.500% due 6/15/13	26,250
150,000	7.750% due 6/15/16	159,750
225,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	229,500

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Independent Power Producers & Energy Traders — 4.1% (continued)
	NRG Energy Inc., Senior Notes:
$75,000	7.250% due 2/1/14	$75,750
480,000	7.375% due 2/1/16	483,600
25,000	7.375% due 1/15/17	25,125
	Total Independent Power Producers & Energy Traders	2,268,661
Industrial Conglomerates — 0.0%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (a)(c)(f)	0
Insurance — 0.6%
285,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	309,938
Internet & Catalog Retail — 0.3%
55,000	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	54,038
110,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	110,687
	Total Internet & Catalog Retail	164,725
IT Services — 0.6%
	SunGard Data Systems Inc.:
150,000	Senior Notes, 9.125% due 8/15/13	158,250
175,000	Senior Subordinated Notes, 10.250% due 8/15/15	187,688
	Total IT Services	345,938
Leisure Equipment & Products — 0.2%
135,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	134,325
Machinery — 0.6%
100,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	102,000
53,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	57,903
171,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 14.084% due 4/15/14	154,755
	Total Machinery	314,658
Media — 10.9%
	Affinion Group Inc.:
240,000	Senior Notes, 10.125% due 10/15/13	255,600
65,000	Senior Subordinated Notes, 11.500% due 10/15/15	69,063
	AMC Entertainment Inc.:
25,000	Senior Notes, Series B, 8.625% due 8/15/12	26,281
305,000	Senior Subordinated Notes, 11.000% due 2/1/16	343,887
	CCH I Holdings LLC:
6,000	11.000% due 10/1/15	6,165
25,000	Senior Notes, 13.500% due 1/15/14	24,688

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Media — 10.9% (continued)
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
$75,000	Senior Accreting Notes, step bond to yield 17.441% due 1/15/15	$67,875
80,000	Senior Notes, 11.750% due 5/15/14	72,600
270,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	278,437
	CCH II LLC/CCH II Capital Corp.:
135,000	10.250% due 10/1/13	144,450
230,000	Senior Notes, 10.250% due 9/15/10	241,787
60,000	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 12.640% due 1/15/12	56,250
	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
15,000	9.920% due 4/1/11	13,950
60,000	11.750% due 5/15/11	57,900
100,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)	104,375
160,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	160,000
	CSC Holdings Inc.:
200,000	Senior Debentures, Series B, 8.125% due 8/15/09	208,250
	Senior Notes:
105,000	6.750% due 4/15/12 (b)	102,900
	Series B:
70,000	8.125% due 7/15/09	72,888
50,000	7.625% due 4/1/11	51,188
110,000	Dex Media Inc., Discount Notes, step bond to yield 8.367% due 11/15/13	98,725
195,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	213,525
114,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	119,130
	EchoStar DBS Corp.:
80,000	7.000% due 10/1/13	80,300
	Senior Notes:
100,000	6.625% due 10/1/14	97,750
470,000	7.125% due 2/1/16	472,350
100,000	Interep National Radio Sales Inc., Senior Subordinated Notes, Series B, 10.000% due 7/1/08	86,000
45,000	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (b)(d)	45,788
220,000	Kabel Deutschland GmbH, Senior Notes, 10.625% due 7/1/14	245,025
200,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	199,250
200,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	216,500
145,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	148,625

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	15

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Media — 10.9% (continued)
	R.H. Donnelley Corp.:
	Senior Discount Notes:
$75,000	Series A-1, 6.875% due 1/15/13	$72,281
125,000	Series A-2, 6.875% due 1/15/13	120,469
275,000	Senior Notes, Series A-3, 8.875% due 1/15/16	290,125
50,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	54,750
200,000	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	207,500
	Rainbow National Services LLC:
260,000	Senior Notes, 8.750% due 9/1/12 (b)	274,625
25,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	27,906
	Rogers Cable Inc.:
90,000	Secured Notes, 5.500% due 3/15/14	86,507
	Senior Secured Second Priority Notes:
65,000	6.250% due 6/15/13	65,813
40,000	6.750% due 3/15/15	41,413
150,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	155,625
150,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	147,375
	XM Satellite Radio Inc., Senior Notes:
50,000	9.871% due 5/1/13 (d)	48,875
110,000	9.750% due 5/1/14	110,550
	Total Media	6,085,316
Metals & Mining — 1.6%
15,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	16,819
150,000	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (b)(d)	144,750
265,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	292,494
135,000	Rathgibson Inc., 11.250% due 2/15/14	143,775
750,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes, 13.750% due 7/15/09 (a)(c)(f)	0
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	73,751
190,000	6.875% due 11/21/36	195,823
	Total Metals & Mining	867,412
Multiline Retail — 0.6%
	Neiman Marcus Group Inc.:
40,000	Senior Notes, 9.000% due 10/15/15	43,850
255,000	Senior Subordinated Notes, 10.375% due 10/15/15	284,963
	Total Multiline Retail	328,813

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Office Electronics — 0.4%
$225,000	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	$230,906
Oil, Gas & Consumable Fuels — 8.8%
245,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	252,350
	Chesapeake Energy Corp., Senior Notes:
430,000	6.625% due 1/15/16	429,462
75,000	6.500% due 8/15/17	73,688
180,000	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	189,675
10,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	10,448
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	55,550
	El Paso Corp.:
	Medium-Term Notes:
250,000	7.800% due 8/1/31	274,375
300,000	7.750% due 1/15/32	330,000
200,000	Notes, 7.875% due 6/15/12	215,500
110,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	119,351
220,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	224,400
140,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (b)	141,330
125,000	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	131,875
175,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	175,875
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	82,875
25,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	25,688
120,000	OPTI Canada Inc., 8.250% due 12/15/14 (b)	123,900
115,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	121,325
25,000	Petronas Capital Ltd., Notes, 7.875% due 5/22/22 (b)	30,925
100,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (b)	98,964
130,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13	132,600
150,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	147,375
265,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	267,650
10,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	10,000
115,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	113,562
150,000	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	159,000
	Whiting Petroleum Corp., Senior Subordinated Notes:
150,000	7.250% due 5/1/12	151,125
100,000	7.000% due 2/1/14	100,250
	Williams Cos. Inc.:
	Notes:
475,000	7.875% due 9/1/21	511,812
90,000	8.750% due 3/15/32	102,150
100,000	Senior Notes, 7.625% due 7/15/19	107,500
	Total Oil, Gas & Consumable Fuels	4,910,580

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	17

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Paper & Forest Products — 1.8%
$240,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	$248,400
40,000	Domtar Inc., Notes, 5.375% due 12/1/13	36,400
	NewPage Corp.:
	Senior Secured Notes:
110,000	10.000% due 5/1/12	116,600
220,000	11.621% due 5/1/12 (d)	238,700
40,000	Senior Subordinated Notes, 12.000% due 5/1/13	42,500
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	192,000
	Verso Paper Holdings LLC:
10,000	Senior Secured Notes, 9.125% due 8/1/14 (b)	10,475
130,000	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	137,150
	Total Paper & Forest Products	1,022,225
Pharmaceuticals — 0.4%
205,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	213,200
Real Estate Investment Trusts (REITs) — 1.6%
5,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	5,125
	Host Marriott LP, Senior Notes:
500,000	Series O, 6.375% due 3/15/15	495,625
85,000	Series Q, 6.750% due 6/1/16	85,531
95,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	89,300
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
40,000	7.125% due 6/1/15	42,200
40,000	6.500% due 6/1/16	41,200
105,000	6.750% due 4/1/17	108,938
	Total Real Estate Investment Trusts (REITs)	867,919
Real Estate Management & Development — 0.1%
35,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	32,025
Road & Rail — 0.5%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
215,000	9.375% due 5/1/12	230,587
10,000	12.500% due 6/15/12	10,850
50,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	50,688
	Total Road & Rail	292,125
Semiconductors & Semiconductor Equipment — 0.4%
240,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (b)	240,300

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Software — 0.5%
$110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	$102,850
173,325	UGS Capital Corp. II, Senior Subordinated Notes, 10.348% due 6/1/11 (b)(d)(e)	178,525
	Total Software	281,375
Specialty Retail — 0.6%
	AutoNation Inc., Senior Notes:
60,000	7.374% due 4/15/13 (d)	60,600
30,000	7.000% due 4/15/14	30,375
110,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	106,975
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	82,687
65,000	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (d)	63,375
35,000	Michaels Stores Inc., Subordinated Notes, step bond to yield 13.255% due 11/1/16 (b)	19,163
	Total Specialty Retail	363,175
Textiles, Apparel & Luxury Goods — 0.7%
275,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	297,687
125,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	98,750
	Total Textiles, Apparel & Luxury Goods	396,437
Tobacco — 0.2%
100,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	107,000
Trading Companies & Distributors — 0.7%
105,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	112,875
70,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	73,675
200,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	217,000
	Total Trading Companies & Distributors	403,550
Transportation Infrastructure — 0.1%
40,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (b)	40,100
Wireless Telecommunication Services — 1.8%
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	21,300
60,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	64,350
175,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	187,031
555,000	True Move Co., Ltd., 10.750% due 12/16/13 (b)	543,900
200,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	217,000
	Total Wireless Telecommunication Services	1,033,581
	TOTAL CORPORATE BONDS & NOTES (Cost — $46,468,926)	46,832,189

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	19

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
$493,850	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (a)(c)(f) (Cost — $493,580)	$0

CONVERTIBLE BONDS & NOTES — 0.4%
Automobiles — 0.2%
80,000	Ford Motor Co., 4.250% due 12/15/36	85,900
Wireless Telecommunication Services — 0.2%
125,000	American Tower Corp., Notes, 5.000% due 2/15/10	125,156
	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $157,248)	211,056

SOVEREIGN BONDS — 12.0%
Argentina — 0.7%
	Republic of Argentina:
408,750	5.590% due 8/3/12 (d)	386,354
65,000	GDP Linked Securities, 1.330% due 12/15/35 (d)	8,905
	Total Argentina	395,259
Brazil — 2.4%
	Federative Republic of Brazil:
524,000	11.000% due 8/17/40	695,217
	Collective Action Securities:
190,000	8.875% due 10/14/19	232,750
105,000	8.750% due 2/4/25	130,200
225,000	8.250% due 1/20/34	273,544
	Total Brazil	1,331,711
Colombia — 0.5%
	Republic of Colombia:
75,000	10.750% due 1/15/13	93,094
41,000	10.375% due 1/28/33	58,937
117,000	7.375% due 9/18/37	125,892
	Total Colombia	277,923
Ecuador — 0.1%
75,000	Republic of Ecuador, 10.000% due 8/15/30 (b)	55,875
El Salvador — 0.2%
	Republic of El Salvador:
75,000	7.750% due 1/24/23 (b)	86,062
20,000	8.250% due 4/10/32 (b)	24,100
	Total El Salvador	110,162

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Malaysia — 0.2%
$100,000	Penerbangan Malaysia Berhad, 5.625% due 3/15/16 (b)	$101,514
Mexico — 1.8%
	United Mexican States:
14,000	7.500% due 1/14/12	15,379
	Medium-Term Notes:
130,000	5.625% due 1/15/17	130,098
	Series A:
528,000	5.875% due 1/15/14	543,048
52,000	6.625% due 3/3/15	55,900
235,000	8.000% due 9/24/22	287,757
	Total Mexico	1,032,182
Panama — 0.3%
	Republic of Panama:
35,000	7.250% due 3/15/15	38,019
78,000	9.375% due 4/1/29	104,325
	Total Panama	142,344
Peru — 0.3%
	Republic of Peru:
23,000	8.750% due 11/21/33	30,360
48,000	FLIRB, 5.000% due 3/7/17 (d)	47,719
8,000	Global Bonds, 7.350% due 7/21/25	9,060
68,400	PDI, 5.000% due 3/7/17 (d)	67,998
	Total Peru	155,137
Philippines — 0.3%
141,000	Republic of the Philippines, 7.750% due 1/14/31	160,387
Russia — 2.6%
	Russian Federation:
55,000	11.000% due 7/24/18 (b)	79,750
15,000	12.750% due 6/24/28 (b)	27,188
1,199,000	5.000% due 3/31/30 (b)	1,355,619
	Total Russia	1,462,557
South Africa — 0.1%
75,000	Republic of South Africa, 6.500% due 6/2/14	78,844

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	21

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value
Turkey — 0.6%
	Republic of Turkey:
$50,000	11.500% due 1/23/12	$61,000
37,000	11.000% due 1/14/13	45,510
75,000	7.250% due 3/15/15	77,719
12,000	7.000% due 6/5/20	12,120
44,000	11.875% due 1/15/30	67,925
37,000	Collective Action Securities, Notes, 9.500% due 1/15/14	43,290
23,000	Notes, 6.875% due 3/17/36	22,051
	Total Turkey	329,615
Uruguay — 0.2%
106,056	Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36	117,192
Venezuela — 1.7%
	Bolivarian Republic of Venezuela:
145,000	5.375% due 8/7/10 (b)	142,644
530,000	5.750% due 2/26/16	502,837
16,000	7.650% due 4/21/25	17,500
	Collective Action Securities:
167,000	9.375% due 1/13/34	221,776
45,000	Notes, 10.750% due 9/19/13	55,800
	Total Venezuela	940,557
	TOTAL SOVEREIGN BONDS (Cost — $6,308,929)	6,691,259

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc. (c)(f)*	0
Household Durables — 0.0%
429,302	Home Interiors & Gifts Inc. (c)(f)*	4,293
3,747	Mattress Discounters Corp. (c)(f)*	0
	Total Household Durables	4,293
	TOTAL CONSUMER DISCRETIONARY	4,293
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
6,084	Axiohm Transaction Solutions Inc. (c)(f)*	0

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value
MATERIALS — 0.0%
Chemicals — 0.0%
4,329	Applied Extrusion Technologies Inc., Class B Shares (f)(g)*	$25,974
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
1,263	American Tower Corp., Class A Shares*	47,085
	TOTAL COMMON STOCKS (Cost — $564,777)	77,352
CONVERTIBLE PREFERRED STOCKS — 0.1%
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
287	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $72,126)	71,391
ESCROWED SHARES (c) — 0.0%
1,000,000	Breed Technologies Inc. (a)(f)*	0
1,000,000	Pillowtex Corp. (f)*	0
	TOTAL ESCROWED SHARES (Cost — $0)	0

PREFERRED STOCKS — 1.1%
CONSUMER DISCRETIONARY — 0.2%
Media — 0.2%
18	ION Media Networks Inc., 0.000% (e)*	134,100
Textiles, Apparel & Luxury Goods — 0.0%
8	Anvil Holdings Inc., Class B, 13.000% (c)(f)*	42
	TOTAL CONSUMER DISCRETIONARY	134,142
CONSUMER STAPLES — 0.0%
Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking, Inc., Cummulative Exchange, 13.000% (a)(c)(f)*	0
FINANCIALS — 0.9%
Diversified Financial Services — 0.9%
10,700	Preferred Plus, Series FRD-1, 7.400%	181,900
14,800	Saturns, Series F 2003-5, 8.125%	294,520
803	TCR Holdings Corp., Class B Shares, 0.000% (c)(f)*	1
442	TCR Holdings Corp., Class C Shares, 0.000% (c)(f)*	1
1,165	TCR Holdings Corp., Class D Shares, 0.000% (c)(f)*	1
2,410	TCR Holdings Corp., Class E Shares, 0.000% (c)(f)*	2
	TOTAL FINANCIALS	476,425
	TOTAL PREFERRED STOCKS (Cost — $560,015)	610,567

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	23

Schedule of Investments (December 31, 2006) (continued)

Warrants	Security	Value
WARRANTS (f) — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07*	$2
1,607,813	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates)*	5
780	Mattress Discounters Co., Expires 7/15/07 (c)*	0
6,723	Pillowtex Corp., Expires 11/24/09 (c)*	0
	TOTAL WARRANTS (Cost — $23,632)	7
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $54,649,233)	54,493,821

Face Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.8%
$423,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06,
	5.270% due 1/2/07; Proceeds at maturity — $423,248; (Fully collateralized
	by U.S. government agency obligation, 3.625% due 9/15/08;
	Market value — $431,473) (Cost — $423,000) (h)	423,000

Shares
Securities Purchased from Securities Lending Collateral — 0.0%
23,476	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $23,476)	23,476
	TOTAL SHORT-TERM INVESTMENTS (Cost — $446,476)	446,476
	TOTAL INVESTMENTS — 98.2% (Cost — $55,095,709#)	54,940,297
	Other Assets in Excess of Liabilities — 1.8%	979,911
	TOTAL NET ASSETS — 100.0%	$55,920,208

*                 Non-income producing security.

(a)              Security is currently in default.

(b)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)              Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(d)              Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(e)              Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)               Illiquid security.

(g)              All or a portion of this security is on loan (See Notes 1 and 3).

(h)              All or a portion of this security is segregated for extended settlements.

#                    Aggregate cost for federal income tax purposes is $55,197,523.

Abbreviations used in this schedule:

FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product
PDI	– Past Due Interest

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $55,095,709)	$ 54,940,297
Cash	262
Interest receivable	1,175,041
Prepaid expenses	4,346
Total Assets	56,119,946
LIABILITIES:
Investment management fee payable	33,084
Payable for loaned securities collateral (Notes 1 and 3)	23,476
Directors’ fees payable	3,097
Accrued expenses	140,081
Total Liabilities	199,738
Total Net Assets	$55,920,208

NET ASSETS:
Par value ($0.001 par value; 5,140,713 shares issued and outstanding; 100,000,000 shares authorized)	$ 5,141
Paid-in capital in excess of par value	65,044,365
Undistributed net investment income	249,156
Accumulated net realized loss on investments	(9,223,042)
Net unrealized depreciation on investments	(155,412)
Total Net Assets	$55,920,208

Shares Outstanding	5,140,713

Net Asset Value	$10.88

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	25

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$ 4,364,847
Income from securities lending	3,345
Total Investment Income	4,368,192
EXPENSES:
Investment management fee (Note 2)	381,203
Shareholder reports	73,506
Directors’ fees	67,958
Audit and tax	60,274
Transfer agent fees	31,321
Stock exchange listing fees	17,641
Legal fees	9,606
Custody fees	7,266
Insurance	568
Miscellaneous expenses	11,385
Total Expenses	660,728
Less: Fee waivers and/or expense reimbursements (Note 2)	(1,195)
Net Expenses	659,533
Net Investment Income	3,708,659
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	2,087,005
Change in Net Unrealized Appreciation/Depreciation From Investments	(307,807)
Net Gain on Investments	1,779,198
Increase From Payment by Affiliate (Note 2)	1,313
Net Gain on Investments	1,780,511
Increase in Net Assets From Operations	$5,489,170

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$ 3,708,659	$ 3,597,452
Net realized gain	2,087,005	42,048
Change in net unrealized appreciation/depreciation	(307,807)	(1,127,285)
Increase from payment by affiliate	1,313	—
Increase in Net Assets From Operations	5,489,170	2,512,215
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,536,811)	(3,649,906)
Decrease in Net Assets From Distributions to Shareholders	(3,536,811)	(3,649,906)
Increase (Decrease) in Net Assets	1,952,359	(1,137,691)
NET ASSETS:
Beginning of year	53,967,849	55,105,540
End of year*	$55,920,208	$53,967,849

* Includes undistributed (overdistributed) net investment income of:	$249,156	$(77,176)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2006 Annual Report	27

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$ 10.50		$ 10.72	$ 10.47	$ 9.02	$ 9.58
Income (Loss) From Operations:
Net investment income	0.72		0.70	0.72	0.81	0.86
Net realized and unrealized gain (loss)	0.35		(0.21)	0.41	1.60	(0.42)
Total Income From Operations	1.07		0.49	1.13	2.41	0.44
Less Distributions From:
Net investment income	(0.69)		(0.71)	(0.88)	(0.96)	(0.86)
Return of capital	—		—	—	—	(0.14)
Total Distributions	(0.69)		(0.71)	(0.88)	(0.96)	(1.00)
Net Asset Value, End of Year	$ 10.88		$ 10.50	$ 10.72	$ 10.47	$ 9.02
Market Price, End of Year	$ 9.86		$ 8.99	$ 10.23	$ 11.42	$ 9.39
Total Return, Based on NAV(1)	10.57	%(2)	4.80%	11.53%	28.03%	5.01%
Total Return, Based on Market Price(3)	17.97%		(5.29)%	(2.70)%	33.31%	(1.32)%
Net Assets, End of Year (000s)	$55,920		$53,968	$55,106	$53,477	$45,665
Ratios to Average Net Assets:
Gross expenses	1.21%		1.30%	1.41%	1.44%	1.35%
Net expenses	1.21	(4)	1.30	1.41	1.44	1.35
Net investment income	6.81		6.66	7.01	8.27	9.41
Portfolio Turnover Rate	89%		46%	56%	57%	117%

(1)

Performance figured may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset High Income Fund Inc. (formerly known as Salomon Brothers High Income Fund Inc.) (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by

Western Asset High Income Fund Inc. 2006 Annual Report	29

Notes to Financial Statements (continued)

the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash. U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Undistributed Net Investment Income		Accumulated Net Realized Losses
(a)	$ 154,484	$ (154,484)

(a)	Reclassifications are primarily due to tax amortization of premium on fixed income securities and book/tax differences in the treatment of passive foreign investment companies.

30	Western Asset High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated at an annual rate of 0.70% of the Fund’s average weekly net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2006, SBAM waived a portion of their fees amounting to $1,195.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBFM reimbursed the Fund $1,313 for losses incurred from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$47,400,153	$ 1,479,837
Sales	44,824,819	1,509,099

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 2,566,960
Gross unrealized depreciation	(2,824,186)
Net unrealized depreciation	$ (257,226)

Western Asset High Income Fund Inc. 2006 Annual Report	31

Notes to Financial Statements (continued)

At December 31, 2006, the Fund loaned securities having a market value of $25,974. The Fund received cash collateral amounting to $23,476 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4.  Distributions Subsequent to December 31, 2006

On November 30, 2006, the Fund’s Board declared two dividends in the amount of $0.060 per share, payable on January 26, 2007 and February 23, 2007 to shareholders of record on January 19, 2007 and February 16, 2007, respectively.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$3,536,811	$3,649,906

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$ 265,665
Capital loss carryforward*	$(9,121,228)
Other book/tax temporary differences(a)	(16,509)
Unrealized appreciation/(depreciation)(b)	(257,226)
Total accumulated earnings/(losses) — net	$(9,129,298)

*

During the taxable year ended December 31, 2006, the Fund utilized $2,003,938 of its capital loss carryover available from prior years. As of December 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2009	$(7,872,785)
12/31/2010	(1,248,443)
$(9,121,228)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book & tax amortization methods for premiums on fixed income securities.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”)

32	Western Asset High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted

Western Asset High Income Fund Inc. 2006 Annual Report	33

Notes to Financial Statements (continued)

a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Affected Funds’ does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

34	Western Asset High Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative Definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Fund Inc. 2006 Annual Report	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund Inc. (formerly Salomon Brothers High Income Fund Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

36	Western Asset High Income Fund Inc. 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (formerly known as Salomon Brothers High Income Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, Colman Consulting Co.	37	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2001	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit Committees, Class I	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1710 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 1995	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies. The Johns Hopkins University	34	None

Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class I	Since 1993	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone Advisors

Western Asset High Income Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA(2) Legg Mason & Co. LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1951	Director, Class III Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

38	Western Asset High Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1951	Chief Compliance Officer	Since 2006

Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (Since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005); Prior to 2002, Managing Director Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (Since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2007, 2008 and 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)	Number of portfolios advised by LMPFA or affiliates of LMPFA.
(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund Inc.	39

Annual Chief Executive Officer and

Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

40	Western Asset High Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in

Western Asset High Income Fund Inc.	41

Dividend Reinvestment Plan (unaudited) (continued)

the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

42	Western Asset High Income Fund Inc.

WESTERN ASSET

HIGH INCOME FUND INC.

DIRECTORS	WESTERN ASSET
Carol L. Colman	HIGH INCOME FUND INC.
Daniel P. Cronin	125 Broad Street
Leslie H. Gelb	10th Floor, MF-2
R. Jay Gerken, CFA	New York, New York 10004
Chairman
William R. Hutchinson	INVESTMENT MANAGER
Riordan Roett	Legg Mason Partners Fund
Jeswald W. Salacuse	Advisor, LLC

OFFICERS	SUBADVISER
R. Jay Gerken, CFA	Western Asset Management
President and	Company
Chief Executive Officer

Frances M. Guggino	CUSTODIAN
Chief Financial Officer	State Street Bank
and Treasurer	and Trust Company

Ted P. Becker	TRANSFER AGENT
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, New York 10038
Chief Legal Officer
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK
EXCHANGE SYMBOL
HIF

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WAS04018 12/06                  SR07-264

Western Asset
High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.                    Principal Accountant Fees and Services

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $53,500 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $255 in 2005 and $0 in 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC and KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $6,288 in 2005 performed by PwC and $6,673 in 2006 performed by PwC and KPMG. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset High Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Western Asset High Income Fund, requiring pre-approval by the Audit Committee for the year ended December 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Western Asset High Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset High Income Fund during the reporting period was $2.7 million for the year ended December 31, 2005.

Non-audit fees billed by KPMG for services rendered to Western Asset High Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset High Income Fund during the reporting period was $75,000 and $0 for the years ended December 31, 2005 and December 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes. The Western Asset High Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; employee of SBAM since 2006; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories:  registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	134 registered investment companies with $101 billion in total assets under management	119 Other pooled investment vehicles with $125.5 billion in assets under management	953 Other accounts with $274 billion in total assets under management*

Stephen A. Walsh‡	134 registered investment ompanies with $101 billion in total assets under management	119 Other pooled investment vehicles with $125.5 billion in assets under management	953 Other accounts with $274 billion in total assets under management*

Keith J. Gardner‡	7 registered investment ompanies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $1.7 billion in assets under management	1 Other accounts with $13 illion in total assets under management**

Michael Buchanan ‡	17 registered investment Companies with $8 billion in total assets Under management	6 Other pooled investment vehicles with $3.3 billion in assets under management	11 Other accounts with $779 million in total assets under management

*	Includes 96 accounts managed, totaling $31.1 billion, for which advisory fee is performance based.
**	Includes 1 account managed, totaling $13.5 million, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Michael Buchanan	A
Keith J. Gardner	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)    Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 9, 2007

By:	/s/ (Frances M. Guggino)
(Frances M. Guggino)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	March 9, 2007